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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 31, 2001
                    ----------------------------------------
                                (Date of Report)


                                  May 31, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

       Delaware                          1-4085                 04-1734655
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On May 31, 2001, Polaroid Corporation issued a press release that announced two new digital printing strategies and the Company's new business model for instant and digital businesses. A copy of the press release is attached as
Exhibit 99.1.


ITEM 7(c).  EXHIBITS

Exhibit 99.1 Polaroid Corporation press release dated May 31, 2001, announcing two new digital printing strategies and outlining its new business model for instant and digital businesses.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLAROID CORPORATION
                                              (Registrant)

                                         By: /s/ LOUISE L. CAVANAUGH
                                             --------------------------------
                                             Louise L. Cavanaugh
                                             Senior Corporate Attorney and
                                               Assistant Secretary

                                         Dated: MAY 31, 2001